UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2018

CIMAREX ENERGY CO.
(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado		80203
(Address of principal executive offices)		(Zip Code)

(303) 295-3995
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 6, 2018, Cimarex Energy Co. (“Cimarex”) issued a press release concerning its financial results for the quarter ended September 30, 2018. The press release included a table entitled “Wells Brought on Production By Region”, which understated the total number of wells brought on production during the three months ended September 30, 2018. This table also was included on page 38 of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 filed by Cimarex on November 6, 2018. While Cimarex does not believe the correction of the well count is material and does not intend to amend its Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, Cimarex issued a corrected press release on November 6, 2018 showing the correct number of wells brought on production during the quarter in the table and other well references. The corrected press release is filed as Exhibit 99.1 to this amended Current Report on Form 8-K.

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

After the close of trading on the New York Stock Exchange on November 6, 2018, Cimarex issued a news release reporting its financial results for the third quarter 2018. As described in the Explanatory Note above, a corrected news release was issued later on November 6, 2018. The corrected news release is included in this report as Exhibit 99.1.

ITEM 7.01    REGULATION FD DISCLOSURE

After the close of trading on the New York Stock Exchange on November 6, 2018, Cimarex issued a news release reporting its financial results for the third quarter 2018. As described in the Explanatory Note above, a corrected news release was issued later on November 6, 2018. The corrected news release is furnished as Exhibit 99.1 to this report.

Cimarex hosted a conference call on November 7, 2018 at 11:00 a.m. ET (9:00 a.m. MT). A replay is available on the company’s website at www.cimarex.com.

For more details on Cimarex’s third quarter 2018 results, please refer to the company’s investor presentation available at www.cimarex.com.

All statements in the news release and presentation and conference call referenced in the earnings news release, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instructions B.2. of Form 8-K, this information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

D.    Exhibits

Exhibit No. Description

99.1	Corrected Cimarex News Release, dated November 6, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2018

CIMAREX ENERGY CO.

/s/ G. Mark Burford
G. Mark Burford
Vice President and Chief Financial Officer

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